Exhibit 99.1

Noble Corporation Dorfstrasse 19a 6340 Baar Switzerland

Press Release

Noble Corporation Announces Plan to Create

Independent Standard Specification Drilling Company

ZUG, Switzerland, September 24, 2013 – Noble Corporation (NYSE: NE) announced today that its Board of Directors has approved a plan to separate a business comprised of many of its standard specification drilling units, resulting in the creation of two separate and highly focused offshore drilling companies. The drilling units that would be owned and operated by the new company comprise most of the standard specification drilling units in the Noble fleet, including five drillships, three semisubmersibles, 34 jackups, two submersibles, and one FPSO. The new company would also be responsible for the Hibernia platform operations. Noble will continue to own and operate its high-specification assets with particular operating focus in deepwater and ultra-deepwater markets for drillships and semisubmersibles and harsh environment and high-specification markets for jackups.

The plan approved by the Board of Directors involves the separation of the standard specification business through the distribution of the shares of the new company to Noble shareholders in a spin-off that would be tax-free to shareholders. Subject to business, market, regulatory and other considerations, the separation may be preceded by an initial public offering of up to 20 percent of the shares of the new company. Consummation of the transaction is contingent upon the receipt of a tax ruling from the IRS, which Noble expects to receive soon. If Noble proceeds with the IPO as part of the spin-off, Noble expects that the new company would file a registration statement for the IPO with the U.S. Securities and Exchange Commission in late 2013 or early 2014. The transaction is also subject to the approval of Noble’s shareholders, which the company anticipates seeking in the second quarter of 2014. Noble anticipates that the spin-off would be completed by the end of 2014. Noble expects that the new company would use the net proceeds from borrowings by the new company (and the IPO if undertaken) to repay to Noble the debt the new company would incur to Noble in order to acquire the standard specification business and assets from Noble. Noble expects that, in turn, it would use such proceeds to repay outstanding indebtedness of Noble and its subsidiaries.

The purpose of the separation is to:

•	separate Noble’s existing rig fleet into high specification and deepwater and ultra-deepwater assets, which will remain with Noble, and many standard specification assets, which will comprise the new company’s fleet, as set forth in the attachment to this release;

•	allow each company to have a more focused business and operational strategy;

•	enhance each company’s growth potential and overall valuation of its assets;

•	provide each company with a greater ability to make business and operational decisions in the best interests of its particular business and to allocate capital and corporate resources with a focus on achieving its strategic priorities;

•	better utilize the professionalism and skills of Noble’s team and culture to deliver excellent service, safety and operational integrity to its customers;

•	improve each company’s ability to attract and retain individuals with the appropriate skill sets as well as to better align compensation and incentives with the performance of these different businesses; and

•	allow the financial markets and investors to evaluate each company more effectively.

David W. Williams, who will remain as Chairman, President and Chief Executive Officer of Noble, said, “The purpose of the separation is for Noble to move forward with our development as a robust high specification and deepwater drilling company through continued execution of newbuilds and fleet enhancements. By separating these two businesses, we believe each company will be able to better leverage the overall value of its fleet by focusing on the drivers of its particular business.”

There can be no assurance that Noble’s proposed plan will lead to an initial public offering or spin-off of the new company or any other transaction, or that if any transaction is pursued, that it will be consummated. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities. This announcement is being issued pursuant to, and in accordance with, Rule 135 under the Securities Act of 1933, as amended.

Due to limitations imposed by U.S. securities laws, Noble will not hold a conference call to discuss the contents of this release.

About Noble

Noble is a leading offshore drilling contractor for the oil and gas industry. Noble performs, through its subsidiaries, contract drilling services with a fleet of 79 offshore drilling units (including three ultra-deepwater drillships and six high-specification jackup drilling rigs currently under construction), located worldwide, including in the U.S. Gulf of Mexico and Alaska, Mexico, Brazil, the North Sea, the Mediterranean, West Africa, the Middle East, India, Malaysia and Australia. Noble’s shares are traded on the New York Stock Exchange under the symbol “NE.”

This release contains forward-looking statements. Statements regarding the pursuit, consummation or benefits of the proposed separation, anticipated timing of any filing of a registration statement, shareholder vote, offering of securities and spin-off, repayment of debt, fleet content, potential and opportunities for the independent companies following the transaction, use of proceeds, realization of any purpose of the offering, and receipt of a tax ruling from the IRS, as well as any other statements that are not historical facts in this release, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to actions by governmental and regulatory authorities, shareholder approval, delays, costs and difficulties related to the separation, employee relations, market and business conditions, the companies’ financial results and performance, changes in law, availability and terms of any financing, satisfaction of regulatory conditions, actions by customers and other third parties, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, violations of anti-corruption laws, hurricanes and other weather conditions, the future price of oil and gas and other factors detailed in Noble’s most recent Form 10-K, Form 10-Q’s and other filings with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Participants in the Solicitation

Noble Corporation and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed separation of the standard specification business. Information about the directors and executive officers of Noble and their ownership of Noble shares is set forth in the definitive proxy statement for Noble’s 2013 annual general meeting, which was filed with the SEC on March 11, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

Investors can obtain more information when the proxy statement relating to shareholder approval of the separation becomes available. This proxy statement, and any other documents filed by Noble with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov or on the Company’s website at www.noblecorp.com. Investors should read the proxy statement carefully, when it becomes available, before making any voting decision because it will contain important information.

NC-651

9/24/2013

For additional information, contact:

For Investors: Jeffrey L. Chastain, Vice President – Investor Relations and Corporate Communications, Noble Drilling Services Inc., 281-276-6383

For Media:     John S. Breed, Director of Investor Relations and Corporate Communications,

      Noble Drilling Services Inc., 281-276-6729

Units to be Owned and Managed by the Standard Specification Company

Jackups (34)

Name	Location	Water Depth[1]
Noble Bill Jennings	Mexico	390
Noble Eddie Paul	Mexico	390
Noble Julie Robertson	UK	390	[2]
Noble Leonard Jones	Mexico	390
Noble Al White	Netherlands	360
Noble Roy Rhodes	UAE	328
Noble Byron Welliver	UK	300
Noble Charlie Yester	India	300
Noble Ed Holt	India	300
Noble Gene Rosser	Mexico	300
Noble George McLeod	Malaysia	300
Noble Gus Androes	Qatar	300
Noble Harvey Duhaney	Qatar	300
Noble Jimmy Puckett	Qatar	300
Noble John Sandifer	Mexico	300
Noble Johnnie Hoffman	Mexico	300
Noble Kenneth Delaney	India	300
Noble Percy Johns	Nigeria	300
Noble Roy Butler	Mexico	300
Noble Sam Noble	Mexico	300
Noble Tommy Craighead	Benin	300
Noble Carl Norberg	Mexico	250
Noble Chuck Syring	Qatar	250
Noble Earl Fredrickson	Mexico	250
Noble Ed Noble	Nigeria	250
Noble George Sauvageau	UK	250
Noble Lloyd Noble	Cameroon	250
Noble Tom Jobe	Mexico	250
Noble Lynda Bossler	Netherlands	250
Noble Piet van Ede	Netherlands	250
Noble Ronald Hoope	Netherlands	250
Dhabi II	Abu Dhabi	150
Noble Dick Favor	UAE	150
Noble Don Walker	Cameroon	150

1)	Operating design water depth (in feet)
2)	Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment

Units to be Owned and Managed by the Standard Specification Company

(Continued)

Floaters (8)

Name	Location	Water Depth[1]
Noble Roger Eason	Brazil	7,200
Noble Leo Segerius	Brazil	5,600
Noble Phoenix	Brazil	5,000
Noble Muravlenko	USA	4,900
Noble Lorris Bouzigard	USA	4,000
Noble Therald Martin	Brazil	4,000
Noble Duchess	India	1,500
Noble Ton van Langeveld	UK	1,500

Other Assets (4)

Name	Location	Water Depth[1]
Noble Joe Alford	USA	70
Noble Lester Pettus	USA	70
Noble Seillean (FPSO)	USA	6,500
Hibernia Platform (labor contract)	Canada	N/A

Units to be Owned and Managed by Noble

Jackups (15)

Name	Location	Water Depth[1]
Mariner CJ70 (To Be Named)	Singapore[3]	500
Noble Regina Allen	Singapore[3]	400
Noble Mick O’Brien	UAE	400
Noble Houston Colbert	Singapore[3]	400
Noble Sam Turner	Singapore[3]	400
Noble Tom Prosser	Singapore[3]	400
Noble Sam Hartley	Singapore[3]	400
Noble Roger Lewis	Saudi Arabia	400
Noble Scott Marks	Saudi Arabia	400
Noble Hans Deul	UK	400
Noble Gene House	Saudi Arabia	300
Noble Joe Beall	Saudi Arabia	300
Noble Charles Copeland	Saudi Arabia	280
Noble Alan Hay	UAE	300
Noble David Tinsley	UAE	300

Floaters (20)

Name	Location	Water Depth[1]
Noble Danny Adkins	USA	12,000
Noble Jim Day	USA	12,000
Noble Bob Douglas	South Korea[3]	12,000
Noble Bully I2	USA	8,200
Noble Bully II2	Brazil	10,000
Noble Clyde Boudreaux	Australia	10,000
Noble Dave Beard	Brazil	10,000
Noble Don Taylor	USA	12,000
Noble Globetrotter I	USA	10,000
Noble Globetrotter II	Benin	10,000
Noble Sam Croft	South Korea[3]	12,000
Noble Tom Madden	South Korea[3]	12,000
Noble Paul Wolff	Brazil	9,200
Noble Amos Runner	USA	8,000
Noble Homer Ferrington	Malta	7,200
Noble Max Smith	Brazil	7,000
Noble Jim Thompson	USA	6,000
Noble Paul Romano	Malta	6,000
Noble Driller	USA	5,000
Noble Discoverer	South Korea	1,000

3)	Under Construction
4)	Joint Venture with a subsidiary of Shell where each party has an equal 50 percent ownership stake in the vessel